Page 17 of 18 Pages



                                    EXHIBIT C


                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of MedicaLogic, Inc. dated as of February 10, 2000 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


Date:   February 10, 2000                     QUANTUM INDUSTRIAL PARTNERS LDC


                                              By:      /S/ MICHAEL C. NEUS
                                                       -------------------------
                                                       Michael C. Neus
                                                       Attorney-in-Fact

Date:   February 10, 2000                     QIH MANAGEMENT INVESTOR, L.P.

                                              By:      QIH MANAGEMENT, INC.,
                                                       its General Partner


                                              By:      /S/ MICHAEL C. NEUS
                                                       -------------------------
                                                       Michael C. Neus
                                                       Vice President

Date:   February 10, 2000                     QIH MANAGEMENT, INC.


                                              By:      /S/ MICHAEL C. NEUS
                                                       -------------------------
                                                       Michael C. Neus
                                                       Vice President

Date:   February 10, 2000                     SOROS FUND MANAGEMENT LLC


                                              By:      /S/ MICHAEL C. NEUS
                                                       -------------------------
                                                       Michael C. Neus
                                                       Assistant General Counsel


Date:   February 10, 2000                     GEORGE SOROS



                                              By:      /S/ MICHAEL C. NEUS
                                                       -------------------------
                                                       Michael C. Neus
                                                       Attorney-in-Fact

                                                             Page 18 of 18 Pages






Date:   February 10, 2000                    STANLEY F. DRUCKENMILLER




                                              By:      /S/ MICHAEL C. NEUS
                                                       -------------------------
                                                       Michael C. Neus
                                                       Attorney-in-Fact